Exhibit 10.3

SECURITY TRUST AGREEMENT

Dated as of April 26, 2006

among

AERFUNDING 1 LIMITED

and

THE ADDITIONAL GRANTORS REFERRED TO HEREIN

as the Grantors

and

UBS SECURITIES LLC
as the Administrative Agent

and

DEUTSCHE BANK TRUST COMPANY AMERICAS
as Collateral Agent and Account Bank

i

			Page
	Section 5.05	No Individual Liability	31

ARTICLE VI SUCCESSOR COLLATERAL AGENTS			31
	Section 6.01	Resignation and Removal of Collateral Agent	31
	Section 6.02	Appointment of Successor	31

ARTICLE VII EXPENSES			32
	Section 7.01	In General	32
	Section 7.02	Reserved	33
	Section 7.03	No Compensation from Secured Parties	33
	Section 7.04	Collateral Agent and Account Bank Fees	33

ARTICLE VIII MISCELLANEOUS			33
	Section 8.01	Amendments; Waivers; Etc	33
	Section 8.02	Addresses for Notices	34
	Section 8.03	No Waiver; Remedies	35
	Section 8.04	Severability; Enforcement	35
	Section 8.05	Continuing Security Interest; Assignments	35
	Section 8.06	Release and Termination	36
	Section 8.07	Limited Recourse	36
	Section 8.08	Governing Law	36
	Section 8.09	Jurisdiction	37
	Section 8.10	Counterparts	37
	Section 8.11	Table of Contents, Headings, Etc	37
	Section 8.12	Effectiveness; Date of this Agreement	37
	Section 8.13	Administrative Agent Approvals	37

SCHEDULES
Schedule I	Pledged Stock, Pledged Beneficial Interest, Pledged Membership Interest and Pledged Debt
Schedule II	Non-Trustee Account Information
Schedule III	Trade Names
Schedule IV	Jurisdiction of Organization, Chief Place of Business and Chief Executive or Registered Office
Schedule V	Trust Agreements

EXHIBITS
Exhibit A	RESERVED
Exhibit B-1	Form of Collateral Supplement
Exhibit B-2	Form of Grantor Supplement
Exhibit C	RESERVED
Exhibit D	Form of Notice and Acknowledgment
Exhibit E	Form of Irish Share Mortgage

ii

SECURITY TRUST AGREEMENT

This SECURITY TRUST AGREEMENT (this “Agreement”), dated as of April 26, 2006, is made among AERFUNDING 1 LIMITED, a company incorporated under the laws of Bermuda (the “Borrower”), the Aircraft Owning Entities, the Owner Trusts, the Applicable Intermediaries and other direct or indirect Subsidiaries of the Borrower listed on the signature pages of, or who otherwise become grantors under, this Agreement (each, a “Borrower Subsidiary”), the Owner Trustees listed on the signature pages of, or who otherwise become grantors under, this Agreement (such Owner Trustees, together with the Borrower Subsidiaries and the Borrower, each a “Grantor” and collectively the “Grantors”), UBS SECURITIES LLC (“UBSS”), as Administrative Agent (the “Administrative Agent”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a national banking association (“DBTCA”), as Collateral Agent (as defined below).

PRELIMINARY STATEMENTS:

(1)           The Borrower, Administrative Agent and Collateral Agent have entered into that certain Credit Agreement (the “Credit Agreement”), made and entered into as of April 26, 2006 among the Borrower, AerCap Ireland Limited and each other servicer named therein, individually and as servicer (or any successor servicer appointed pursuant to Section 12.3 of the Credit Agreement, each, a “Service Provider”), UBS Real Estate Securities Inc. and the other financial institutions that become parties thereto as Class A Lenders, (together with any permitted successors and assigns, “Class A Lenders”), UBS Real Estate Securities Inc. and the other financial institutions that become parties thereto as Class B Lenders, (together with any permitted successors and assigns, “Class B Lenders”) and UBS Real Estate Securities Inc. and the other financial institutions that become parties thereto as Class C Lenders (together with any permitted successors and assigns, “Class C Lenders” and, together with Class A Lenders and the Class B Lenders, the “Lenders”), the Administrative Agent, as agent for the Lenders, UBS Securities LLC as funding agent (the “UBS Funding Agent”), the Other Funding Agents, and the Collateral Agent as the same may be amended, modified, supplemented and/or restated from time to time.

(2)           Pursuant to the Credit Agreement, the Borrower may from time to time borrow one or more Advances from the Lenders.

(3)           The Borrower is the owner, directly or indirectly, of all of the beneficial interest in certain Borrower Subsidiaries, all of the membership interest in certain Borrower Subsidiaries and all of the outstanding shares of capital stock of the other Borrower Subsidiaries, all as described in the attached Schedule I.

(4)           The Borrower Subsidiaries are, or may from time to time be, parties to lease and sub-lease contracts and servicing agreements with respect to the Initial Financed Aircraft, and the Additionally Financed Aircraft.

(5)           The Borrower and the Borrower Subsidiaries may from time to time grant additional security for the benefit of the Secured Parties.

(6)           It is a condition precedent to the borrowing of any Advance by the Borrower that each Grantor grant the security interests required by this Agreement.

(7)           Each Grantor will derive substantial direct and indirect benefit and value from the Borrower’s borrowing of the Advances and from the Transaction Documents.

(8)           DBTCA is willing to act as the Collateral Agent and Account Bank under the Credit Agreement and as Collateral Agent, Account Bank.

(9)           UBSS is willing to act as the Administrative Agent under the Credit Agreement and under this Agreement.

NOW, THEREFORE, in consideration of the premises, each Grantor hereby agrees with the Collateral Agent for its benefit and the benefit of the Secured Parties as follows:

ARTICLE I
DEFINITIONS

Section 1.01 Definitions. (a)  Certain Defined Terms. For the purposes of this Agreement, the following terms have the meanings indicated below:

“Account Bank” has the meaning assigned such term in the Credit Agreement.

“Accounts Receivable” means all of the Grantor’s now owned or hereafter acquired or arising accounts, as defined in the UCC, including any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

“Additional Grantor” has the meaning specified in Section 8.01(b).

“Administrative Agent” has the meaning specified in the recital of parties to this Agreement.

“Agreement” has the meaning specified in the recital of parties to this Agreement.

“Annual Opinion Jurisdiction” means each of (i) New York, (ii) Ireland, (iii) Bermuda, and (iv) with respect only to the perfection of security interests that may be perfected by filing a financing statement in such jurisdiction, the District of Columbia.

“Applicable Aviation Authority” means any Government Entity that has responsibility for the supervision of civil aviation and/or the registration and operations of civil aircraft.

“Applicable Law” means, with respect to any Person, all laws, rules, regulations and orders of governmental or regulatory authorities applicable to such Person, including, without limitation, the regulations of each Applicable Aviation Authority applicable to such Person or, with respect to a lessee under a Lease, to the Financed Aircraft operated by it.

“Assigned Agreement Collateral” has the meaning specified in Section 2.01(f).

“Assigned Agreements” has the meaning specified in Section 2.01(f).

“Assigned Documents” means, collectively, the Assigned Agreements, the Assigned Leases, the Service Provider Documents, the Purchase Agreement, and the Hedge Agreements.

“Assigned Leases” has the meaning specified in Section 2.01(g).

“Bank Account” means any of the Collection Account (including without limitation the Collection Trust Account and the Collection DDA Account), the Maintenance Reserve Account, the Security Deposit Account, the Liquidity Reserve Account, the Class C Reserve Account, the Borrower Funding Account, and all other bank and similar accounts established with DBTCA relating to Collections with respect to the Aircraft and the Leases (whether now existing or hereafter established).

“Bank Account Collateral” has the meaning specified in Section 2.01(d).

“Beneficial Interest Collateral” has the meaning specified in Section 2.01(b).

“Borrower” has the meaning specified in the recital of parties to this Agreement.

“Borrower Group Member” means the Borrower or a Borrower Subsidiary.

“Borrower Subsidiary” has the meaning specified in the recital of parties to this Agreement.

“Certificated Security” means a certificated security as defined in Section 8-102(a)(4) of the UCC other than a Government Security.

“Closing Date” means April 26, 2006.

“Collateral” has the meaning specified in Section 2.01.

“Collateral Agent” means, for purposes of this Agreement and the other Transaction Documents and any related agreements or instruments, DBTCA in its capacity as collateral agent and account bank, together with any of its permitted successors and assigns.

“Collateral Supplement” means a supplement to this Agreement in substantially the form attached as Exhibit B-1 executed and delivered by a Grantor.

“Commercial Tort Claim” means any “commercial tort claim” as defined in Section 9-102(a)(13) of the UCC.

“Control” has the meaning specified in Section 2.20.

“Control Agreement” has the meaning specified in Section 2.07(i).

“Credit Agreement” has the meaning set forth in the Preliminary Statements.

“DBTCA” means Deutsche Bank Trust Company Americas, in its respective capacities as expressly provided herein.

“Eligible Institution” means (a) Deutsche Bank Trust Companies Americas in its capacity as Collateral Agent, so long as it (i) has either (A) a long-term unsecured debt rating of AA- (or the equivalent) or better by each Rating Agency or (B) a short-term unsecured debt rating of A-1 by Standard & Poor’s and P-1 by Moody’s and (ii) can act as a securities intermediary under the New York Uniform Commercial Code; (b) any bank organized under the laws of the United States of America or any state thereof, or the District of Columbia (or any branch of a foreign bank licensed under any such laws), so long as it (i) has either (A) a long-term unsecured debt rating of AA (or the equivalent) or better by each Rating Agency or (B) a short-term unsecured debt rating of A-1+ by Standard & Poor’s and P-1 by Moody’s and (ii) can act as a securities intermediary under the New York Uniform Commercial Code; and (c) any other foreign bank or financial institution reasonably acceptable to the Administrative Agent.

“Excluded Payments” means, with respect to any Aircraft, its related Lease and the Related Security, (i) indemnity or similar payments (whether or not payable as supplemental rent) paid or payable by the Lessee under such Lease to the indemnitee or other payee entitled thereto pursuant to such Lease or any related agreements (unless such indemnitee or other payee is a Borrower Group Member or had previously been reimbursed pursuant to Section 8.1(e) of the Credit Agreement for any expense or loss related to such indemnity or similar payments), (ii) proceeds of public liability insurance in respect of the Aircraft payable as a result of insurance claims made, or losses suffered, by the indemnitee or payee entitled thereto (unless the recipient of such proceeds is a Borrower Group Member or had previously been reimbursed pursuant to Section 8.1(e) of the Credit Agreement for any expense or loss related to the payment of such proceeds), (iii) proceeds of hull insurance maintained with respect to any Aircraft by the relevant Aircraft Owning Entity or any Affiliate of such Aircraft Owning Entity (including a Service Provider) and not required under the then-current Lease or under this Agreement or any other Transaction Documents for the Aircraft (it being agreed that only liability related insurance proceeds under the Contingent Policy shall be Excluded Payments), (iv) any interest paid or payable on any amounts described in clauses (i) through (iii) of this definition, and (v) the proceeds from the enforcement by the relevant Aircraft Owning Entity or other indemnitee or payee of the payment of any amount described in clauses (i) through (iv) of this definition.

“Financed Aircraft” means any Initial Financed Aircraft and any Additionally Financed Aircraft.

“Government Security” means any security that is issued or guaranteed by the United States of America or an agency or instrumentality thereof and that is maintained in book-entry on the records of the Federal Reserve Bank of Chicago (or any other Federal Reserve Bank Branch) and is subject to the Revised Book-Entry Rules.

“Grantor” has the meaning specified in the recital of parties to this Agreement.

“Grantor Supplement” means a supplement to this Agreement in substantially the form attached as Exhibit B-2 executed and delivered by a Grantor.

“Hedge Agreement Collateral” has the meaning specified in Section 2.01(l).

“Instrument” means any “instrument” as defined in Section 9-102(a)(47) of the UCC.

“Intercompany Obligations” means the obligations of any Borrower Subsidiary to the Borrower including without limitation under the Loan, Expenses Apportionment and Guarantee Agreement dated on or about the date hereof.

“Interim Charters” has the meaning assigned such term in the Purchase Agreement.

“Investment Collateral” has the meaning specified in Section 2.01(e).

“Irish Share Mortgage” means an Irish-law-governed mortgage of Shares in substantially the form of Exhibit E.

“Lease” means (a) any lease agreement between an Aircraft Owning Entity or an Applicable Intermediary, as lessor of an Aircraft, and an airline, air freight company or similar entity, as lessee of such Aircraft, in each case together with all schedules, supplements and amendments thereto, as such may be amended, restated and/or otherwise modified from time to time, or (b) any lease agreement between an Aircraft Owning Entity, as lessor of an Aircraft, and an Applicable Intermediary, as lessee of an Aircraft, in each case together with all schedules, supplements and amendments thereto, as such may be amended, restated and/or otherwise modified from time to time.

“Lease Assignment Documents” means, in respect of any Assigned Lease, (a) any agreement providing for the novation thereof to substitute, or the assignment thereof to, a Borrower Subsidiary as the lessor, (b) any agreement or instrument supplemental to this Agreement for the purpose of effecting and/or perfecting the assignment of, and the grant of a lien upon, such Assigned Lease in favor the Collateral Agent under any Applicable Law, (c) any notice provided to the lessee thereof of the assignment thereof pursuant to this Agreement and/or such supplement, (d) any acknowledgment of such assignment by such lessee and (e) any undertaking of quiet enjoyment given by the Collateral Agent in respect thereof, in each case as such may be amended, restated and/or otherwise modified from time to time.

“Lease Collateral” has the meaning specified in Section 2.01(g).

“Lenders” has the meaning set forth in the Preliminary Statements.

“Letter of Credit” means any “letter of credit” as defined in Section 5-102 of the UCC.

“Letter of Credit Right” means any “letter of credit right” as defined in Section 9-102(a)(51) of the UCC.

“Membership Interest Collateral” has the meaning specified in Section 2.01(c).

“Non-Trustee Account Banks” has the meaning specified in Section 2.07.

“Non-Trustee Account Collateral” has the meaning specified in Section 2.01(r).

“Notice and Acknowledgement” has the meaning assigned such term in the Credit Agreement.

“Officer’s Certificate” means a certificate signed by, with respect to any Person, any authorized officer, director, trustee or equivalent representative of such Person.

“Opinion of Counsel” means a written opinion of counsel, who may be counsel for the Borrower, and who shall be reasonably acceptable to the Collateral Agent and Administrative Agent.

“Pledged Beneficial Interests” means the beneficial interests identified in any of Schedule I, any Collateral Supplement or any Grantor Supplement.

“Pledged Debt” means the Intercompany Obligations and the indebtedness identified in any of Schedule I, any Collateral Supplement or any Grantor Supplement.

“Pledged Membership Interests” means the membership interests identified in any of Schedule I, any Collateral Supplement or any Grantor Supplement.

“Pledged Stock” means the capital stock identified in any of Schedule I, any Collateral Supplement or any Grantor Supplement.

“Purchase Agreement” has the meaning assigned the term “AerCap-Borrower Purchase Agreement” in the Credit Agreement and shall include all other agreements, assignments, documents, bills of sale or other instruments forming a part of the transaction documents with respect thereto, including without limitation the Deed of Tax Indemnity (as defined in the Purchase Agreement).

“Relevant Collateral” has the meaning specified in Section 2.09(a).

“Rental Payments” means all rental and lease payments and other amounts equivalent to a rental or lease payment payable by or on behalf of an Obligor (including, for the purposes hereof, an Applicable Intermediary) under a Lease, including any payments pursuant to a contractual option granted by the lessor or owner (including pursuant to a conditional sale agreement) as to the purchase of the applicable Aircraft.

“Responsible Officer” means, with respect to the Collateral Agent, Gary Severyn, or such other individual as may be appointed by the Collateral Agent from time to time.

“Revised Book-Entry Rules” means 31 C.F.R. § 357 (Treasury bills, notes and bonds); 12 C.F.R. § 615 (book-entry securities of the Farm Credit Administration); 12 C.F.R. §§ 910 and 912 (book-entry securities of the Federal Home Loan Banks); 24 C.F.R. § 81 (book-entry securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation); 12 C.F.R. § 1511 (book-entry securities of the Resolution Funding

Corporation or any successor thereto); 31 C.F.R. § 354 (book-entry securities of the Student Loan Marketing Association); and any substantially comparable book-entry rules of any other Federal agency or instrumentality of the United States.

“Secured Obligations” means the Obligations under, and as defined in, the Credit Agreement.

“Secured Party” means any of or, in the plural form, all of the Collateral Agent, the Administrative Agent, each Funding Agent and each Lender.

“Securities Account” means a securities account as defined in Section 8-501(a) of the UCC maintained in the name of the Collateral Agent as “entitlement holder” (as defined in Section 8-102(a)(7) of the UCC) on the books and records of any Securities Intermediary who has agreed that its securities intermediary jurisdiction (within the meaning of Section 8-116 of the UCC) is the State of New York; provided, that, such securities account is governed by documentation (if required by the Administrative Agent) reasonably satisfactory to the Administrative Agent and is otherwise reasonably satisfactory to the Administrative Agent.

“Securities Intermediary” means any “securities intermediary” of the Collateral Agent as defined in 31 C.F.R. Section 357.2 or Section 8-102(a)(14) of the UCC; provided, that, such securities intermediary is reasonably satisfactory to the Administrative Agent.

“Security Collateral” has the meaning specified in Section 2.01(a).

“Service Provider” means the service providers with respect to any Service Provider Document described in clause (a) or (b) of the definition thereof.

“Service Provider Documents” means (a) each Service Provider Agreement, (b) the Guaranty, and (c) any other service agreement with respect to the Aircraft entered into by a Borrower Group Member in accordance with the Credit Agreement.

“Servicing Collateral” has the meaning specified in Section 2.01(h).

“Supporting Obligation” means any “supporting obligation” as defined in Section 9-102(a)(77) of the UCC.

“UBSS” has the meaning specified in the recital of parties to this Agreement.

“UCC” means, as of any date, the Uniform Commercial Code as in effect on such date in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such perfection or effect of perfection or non-perfection.

“Uncertificated Security” means an uncertificated security as defined in Section 8-102(a)(18) of the UCC other than a Government Security.

(b)           Terms Defined in the Credit Agreement. For all purposes of this Agreement, all capitalized terms used, but not defined, in this Agreement shall have the respective meanings assigned to such terms in the Credit Agreement.

Section 1.02  Construction and Usage. The conventions of construction and usage set forth in Section 1.2 of the Credit Agreement are hereby incorporated by reference in this Agreement.

ARTICLE II
SECURITY

Section 2.01  Grant of Security. To secure the Secured Obligations, each Grantor hereby assigns and pledges to the Collateral Agent for its benefit and the benefit of the Secured Parties, and hereby grants to the Collateral Agent for its benefit and the benefit of the Secured Parties, a security interest (which with respect to the Bank Account Collateral and Non-Trustee Account Collateral is intended to be a fixed charge) in, all of such Grantor’s right, title and interest in, to and under (the following being referred to herein as, collectively, the “Collateral”):

(a)           all of the following (the “Security Collateral”):

(i)            the Pledged Stock and the certificates representing such Pledged Stock, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;

(ii)           the Pledged Debt and all instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

(iii)          all additional shares of the capital stock of any Borrower Subsidiary (whether now existing or hereafter created) from time to time acquired by such Grantor in any manner, including the capital stock of any Borrower Subsidiary that may be formed from time to time, and all certificates, if any, representing such additional shares of the capital stock and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional shares; and

(iv)          all additional indebtedness from time to time owed to such Grantor by any Person and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

(b)           all of the following (the “Beneficial Interest Collateral”):

(i)            the Pledged Beneficial Interests, all certificates, if any, from time to time representing all of such Grantor’s right, title and interest in the Pledged Beneficial Interests, any contracts and instruments pursuant to which any such Pledged Beneficial Interests are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Beneficial Interests; and

(ii)           all of such Grantor’s right, title and interest in all additional beneficial interests in any Borrower Subsidiary (whether now existing or hereafter created), from time to time acquired by such Grantor in any manner, including the beneficial interests in any Borrower Group Member that may be formed from time to time, and all certificates, if any, from time to time representing such additional beneficial interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional beneficial interests;

(c)           all of the following (the “Membership Interest Collateral”):

(i)            the Pledged Membership Interests, all certificates, if any, from time to time representing any of such Grantor’s right, title and interest in the Pledged Membership Interests, any contracts and instruments pursuant to which any such Pledged Membership Interests are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Membership Interest; and

(ii)           all of such Grantor’s right, title and interest in all additional membership interests in any Borrower Subsidiary (whether now existing or hereafter created) from time to time acquired by such Grantor in any manner, all certificates, if any, from time to time representing such additional membership interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional membership interests;

(d)           all of the following (collectively, the “Bank Account Collateral”):

(i)            each Bank Account at any time or from time to time established; and

(ii)           all cash, investment property, Eligible Investments, other investments, securities, instruments or other property (including all “financial assets” within the meaning of Section 8-102(a)(9) of the UCC) at any time or from time to time credited to any such Bank Account;

(e)           all other “investment property” as defined in Section 9-102(a)(49) of the UCC of such Grantor (the “Investment Collateral”) including any interest, dividends, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Investment Collateral provided that such investment property is related to the Investment Collateral;

(f)            all of the following (the “Assigned Agreement Collateral”):

(i)            all of such Grantor’s right, title and interest in and to all security assignments, cash deposit agreements and other security agreements executed in its favor, with respect to the Aircraft or any of the Leases in each case as such agreements may be amended, restated and/or otherwise modified from time to time (collectively, the “Assigned Agreements”); and

(ii)           all of such Grantor’s right, title and interest in and to all deposit accounts, all funds or other property held in such deposit accounts, all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts and all other property of whatever nature, in each case pledged, assigned or transferred to it or mortgaged or charged in its favor pursuant to any Assigned Document and all Supporting Obligations relating to any Assigned Agreement;

(g)           all of such Grantor’s right, title and interest in, to and under all Leases to which such Grantor is or may from time to time be party and any leasing arrangements among Borrower Group Members (whether now existing or hereafter created) with respect to such Leases together with all Related Security with respect thereto (all such Leases and Related Security, the “Assigned Leases”), including, without limitation, (i) all rights of such Grantor to receive Rental Payments and other moneys due and to become due under or pursuant to such Assigned Leases, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty pursuant to, or with respect to, such Assigned Leases, (iii) claims of such Grantor for damages arising out of or for breach or default under such Assigned Leases, (iv) all rights under any such Assigned Lease with respect to any subleases of the Aircraft subject to such Assigned Lease and (v) the right of such Grantor to terminate such Assigned Leases and to compel performance of, and otherwise to exercise all remedies under, any Assigned Lease, whether arising under such Assigned Leases or by statute, at law or in equity (the “Lease Collateral”);

(h)           all of such Grantor’s right, title and interest in, to and under each Service Provider Document, including, without limitation, (i) all rights of such Grantor to receive any moneys due or payable under or pursuant to such Service Provider Document, (ii) any claims of such Grantor for damages arising out of, or for breach or default under, such Service Provider Document and (iii) all rights to compel performance under such Service Provider Document, and otherwise to exercise any and all remedies under such Service Provider Document, in each case, whether arising under such Service Provider Document by statute, at law or in equity (the “Servicing Collateral”);

(i)            [Reserved];

(j)            all of such Grantor’s right, title and interest in, to and under the Purchase Agreement and the Purchase Agreement Guaranty, including, without limitation, (i) all rights of such Grantor to receive moneys due or to become due under or pursuant to the Purchase Agreement or the Purchase Agreement Guaranty, (ii) any claims of such Grantor for damages arising out of, or for breach or default under, the Purchase Agreement or the Purchase Agreement Guaranty and (iii) all right to compel performance of the Vendors (as defined in the Purchase Agreement) under the Purchase Agreement or AerCap Holdings C.V. under the Purchase Agreement Guaranty, and otherwise to exercise any and all remedies under the Purchase Agreement and Purchase Agreement Guaranty, in each case, whether arising under the Purchase Agreement or Purchase Agreement Guaranty by statute, at law or in equity;

(k)           [Reserved];

(l)            with respect to the Borrower, all of the Borrower’s right, title and interest in, to and under each Hedge Agreement, including, without limitation, (i) all rights of the Borrower to receive moneys due or to become due under or pursuant to such Hedge Agreement, (ii) any claims of the Borrower for damages arising out of, or for breach or default under, such Hedge Agreement and (iii) all rights to compel performance of the counterparty under such Hedge Agreement, and otherwise to exercise any and all remedies under such Hedge Agreement, in each case, whether arising under such Hedge Agreement by statute, at law or in equity (the “Hedge Agreement Collateral”).

(m)          with respect to each Grantor, all of such Grantor’s right, title and interest in and to the personal property identified in a Grantor Supplement or a Collateral Supplement executed and delivered by such Grantor to the Collateral Agent;

(n)           with respect to each Grantor, all of such Grantor’s Accounts Receivable;

(o)           all Commercial Tort Claims;

(p)           all of such Grantor’s Letters of Credit and Letter-of-Credit Rights;

(q)           all books, records and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property and general intangibles at any time evidencing or relating to any of the foregoing; and

(r)            all of the following (collectively, the “Non-Trustee Account Collateral”):

(i)            all of the Non-Trustee Accounts (including without limitation any Hong Kong Holding Account or London Holding Account not maintained at DBTCA) in such Grantor’s name, all funds or any other interest held or required by the terms of the Credit Agreement to be held in, and all certificates and instruments, if any, from time to time representing or evidencing, such Non-Trustee Accounts;

(ii)           all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by such Grantor or by the Collateral Agent for or on behalf of such Grantor in substitution for or in addition to any or all of the then existing Non-Trustee Account Collateral; and

(iii)          all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Non-Trustee Account Collateral; and

(s)           all proceeds of any and all of the foregoing Collateral (including proceeds that constitute property of the types described above);

provided, however, that in all cases Excluded Payments shall be excluded from the Collateral and all distributions and dividends or other payments that are received as a result of a distribution in accordance with Section 8.1(e) of the Credit Agreement shall be excluded from the Collateral.

Section 2.02  Security for Obligations. This Agreement secures the payment and performance by the Grantors of all Secured Obligations and the security interests and other rights and benefits granted hereunder shall be held by the Collateral Agent in trust for the Secured Parties. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Grantor to any Secured Parties but for the fact that such Secured Obligations are unenforceable or not allowed due to the existence of a bankruptcy, reorganization or similar proceeding involving such Grantor.

Section 2.03  Representations and Warranties of the Grantors. Each Grantor represents and warrants as of the date of this Agreement, as of the Initial Advance Date, as of the date of each Additional Advance and as of each Payment Date, as follows:

(a)           The Grantors are the legal and beneficial owners of the Collateral and the Aircraft free and clear of any Adverse Claims. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral or the Aircraft is on file in any recording office, except such as may have been filed with respect to the Collateral in favor of the Collateral Agent.

(b)           This Agreement creates a valid and (upon the taking of the actions described in clauses (iii)(1), (iii)(2), (iii)(3), (iii)(4), (iii)(5), and (iii)(6) of Section 2.03(d), each of which has been duly taken or, in the case of the actions described in clause (iii)(5) shall be taken within the period specified in such clause) perfected security interest in the Collateral as security for the Secured Obligations, and such security interest is subject in priority to no other Liens, and all filings and other actions necessary or desirable to perfect and protect such security interest have been (or in the case of (i) actions described in such clause (iii)(5) and (ii) actions in respect of future Collateral, shall be) duly taken. The Borrower has on the date of this Agreement delivered to the Administrative Agent on behalf of the Collateral Agent an original counterpart of this Agreement and the Irish Share Mortgage for the Pledged Stock specified on Schedule I, duly executed by the Borrower, and no other action is required to be taken by it or by any Borrower Subsidiary in order for the filings described in such clause (iii)(v) to be duly made by the Collateral Agent or the Administrative Agent on its behalf. Other than (i) the security interest granted to the Collateral Agent pursuant to this Agreement or any security interest previously granted that shall be terminated as of the date hereof, (ii) as expressly permitted by the Credit Agreement, the Grantors have not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral. The Grantors have not authorized the filing of, and are not aware of, any financing statements or other instrument similar in effect against any Grantor or any Aircraft that include a description of collateral covering the Collateral or any Aircraft other than any financing statement relating to the security interest ranted o the Collateral Agent hereunder or that has been terminated. The Grantors are not aware of any judgment or tax lien filings against any Grantor or with respect to any Collateral or any Aircraft.

(c)           No Grantor has any trade names except as set forth on Schedule III hereto.

(d)           No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party is required for (i) the grant by such Grantor of the assignment and security interest granted hereby, (ii) the execution, delivery or performance of this Agreement by such Grantor or (iii) the perfection, priority or maintenance of the pledge, assignment and security interest created hereby, except for (1) the filing of financing and continuation statements under the UCC, (2) the filing of this Security Trust Agreement (and any Grantor Supplement or Collateral Supplement) with the FAA with respect to each Aircraft registered in the United States, (3) any filing of this Agreement (and any Grantor Supplement or Collateral Supplement) or Notice of Acknowledgement or other documents relating thereto required with respect to a foreign jurisdiction, (4) filings where appropriate with the International Registry created pursuant to the Convention on International Interests in Mobile Equipment and the Protocol thereto relating to Aircraft Equipment, (5) the filing by a Grantor incorporated in Ireland or a Grantor with a place of business or assets (including without limitation shares in a company organized under the law of Ireland) located in Ireland of this Agreement (and any Grantor Supplement or Collateral Supplement) and the filing by any Grantor of an Irish Share Mortgage, with the Irish Registrar of Companies and the Irish Revenue Commissioners within 21 days following the execution and delivery by such Grantor of this Agreement (and any Grantor Supplement or Collateral Supplement) or of such Irish Share Mortgage, respectively and (6) the filing by the Borrower and any other Grantor organized under the law of Bermuda of this Agreement (and any Grantor Supplement or Collateral Supplement executed by it) with the appropriate register of Bermuda.

(e)           The jurisdiction of organization, organizational ID Number (for a non-U.S. entity, to the extent a Government Entity in the jurisdiction of domicile of such entity issues such ID Numbers), the chief place of business and chief executive or registered office of such Grantor and the office where such Grantor keeps records of the Collateral are located at the address specified opposite the name of such Grantor on the attached Schedule IV.

(f)            The Pledged Stock constitutes the percentage of the issued and outstanding shares of capital stock of the issuers thereof indicated on the attached Schedule I hereto. The Pledged Membership Interest constitutes the percentage of the membership interest of the issuer thereof indicated on Schedule I hereto. The Pledged Beneficial Interest constitutes the percentage of the beneficial interest of the issuer thereof indicated on Schedule I hereto.

(g)           The Pledged Stock, the Pledged Membership Interests and the Pledged Beneficial Interests have been duly authorized and validly issued and are fully paid and nonassessable (or, in the case of Pledged Membership Interests and Pledged Beneficial Interests, not subject to any capital call or other additional capital requirement) and not subject to any preemptive rights, warrants, options or similar rights or restrictions in favor of third parties or any contractual or other restrictions upon transfer other than as may be permitted or required under the Credit Agreement. The Pledged Debt has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of each obligor thereunder and is not in default.

(h)           All certificates or instruments evidencing the Pledged Stock, the Pledged Beneficial Interests and the Pledged Membership Interests have been delivered to the Collateral Agent. The Pledged Stock, the Pledged Beneficial Interests and the Pledged Membership Interests either (i) are in bearer form, (ii) have been endorsed, by an effective endorsement, to the Collateral Agent or in blank or (iii) have been registered in the name of the Collateral Agent. None of the certificates or instruments evidencing Pledged Stock, the Pledged Beneficial Interests and the Pledged Membership Interests have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Collateral Agent.

(i)            A true and complete copy of each Assigned Document has been delivered to the Collateral Agent. Each Assigned Document has been duly authorized, executed and delivered by all parties thereto and is in full force and effect and is binding upon and enforceable against the respective Borrower Group Member in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization or other similar, and (ii) general principles of equity.

(j)            Except as provided in Section 7.1(h)(vi) or 7.2(f) of the Credit Agreement, a true and complete original copy of each Lease to which a Borrower Subsidiary is a party has been delivered to the Collateral Agent. Each such Lease has been duly authorized, executed and delivered by all parties thereto, is in full force and effect and is binding upon and enforceable against each Borrower Group Member which is a party thereto in accordance with its terms. Each Lease constitutes “tangible chattel paper” within the meaning of Section 9-102(a)(78) of the UCC. No such Lease has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Collateral Agent.

(k)           Each Bank Account located in the United States constitutes a “deposit account” within the meaning of Section 9-102(a)(29) of the UCC or a Securities Account.

(l)            Each of the Hedge Agreements and the Purchase Agreement constitutes “general intangibles” within the meaning of Section 9-102(a)(42) of the UCC.

(m)          Each direct or indirect Subsidiary of the Borrower as of the date hereof is a signatory of this Agreement.

(n)           The Pledged Stock, the Pledged Beneficial Interests and the Pledged Membership Interests listed on Schedule I hereto constitute all of the outstanding shares of capital stock, all of the beneficial interests and all of the membership interests in all of the direct and indirect Subsidiaries of the Borrower as of the date hereof.

Section 2.04  Grantors Remain Liable. Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor under the contracts and agreements included in the Collateral or to take any action to collect or enforce any claim for payment assigned under this Agreement.

Section 2.05  Delivery of Collateral. All certificates, instruments, documents or tangible chattel paper representing or evidencing any Collateral shall be delivered to and held by the Collateral Agent in the State of New York and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to evidence the security interests granted hereby. Upon the occurrence and during the continuance of an Event of Default or if the Facility Termination Date has occurred or been declared under the terms of the Credit Agreement, the Collateral Agent shall have the right at any time and without notice to any Grantor to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Stock, Pledged Membership Interest and Pledged Beneficial Interest, in each case, in accordance with the direction of the Administrative Agent. In addition, the Collateral Agent shall have the right at any time upon the occurrence and during the continuance of an Event of Default or if the Facility Termination Date has occurred or been declared under the terms of the Credit Agreement, to exchange certificates or instruments representing or evidencing any Collateral for certificates or instruments of smaller or larger denominations in each case, in accordance with the direction of the Administrative Agent. To the extent provided in Section 7.01(h)(vi) or 7.02(f)(vi) of the Credit Agreement, each Grantor shall cause the true and complete original copy or the chattel paper original of each Lease to which it is a party from time to time to be delivered to the Collateral Agent in the State of New York on or before the date hereof. With respect to each Future Lease with a Lessor that is located within a State (or the District of Columbia) within the United States (within the meaning of Article 9 of the UCC),the Grantors, or a Service Provider on their behalf, shall cause the lessor and the Lessee of such Lease to designate one executed copy thereof the original by adding substantially the following language to the cover page thereof:  “To the extent, if any, that this Lease Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction) this copy shall constitute the sole original thereof and no security interest in this Lease Agreement may be created through the transfer or possession of any counterpart other than this counterpart,” cause the delivery of such original copy and any related lease supplement to the Collateral Agent no later than 15 days after the execution and delivery of such Lease by all its parties, and also cause the lessor and Lessee to mark each other executed counterpart of such Lease with the words “DUPLICATE ORIGINAL”.

Section 2.06  Maintenance of Bank Accounts. (a)  DBTCA, in its capacity as Collateral Agent, hereby acknowledges its appointment as the initial Account Bank. Upon the execution of this Agreement, the Account Bank shall establish (or shall have established) the following segregated non-interest-bearing trust accounts:  the Collection Trust Account, the Maintenance Reserve Account, the Security Deposit Account, the Class C Reserve Account, the Borrower Funding Account, and the Liquidity Reserve Account. Additionally, upon the execution of this Agreement, the Account Bank shall establish (or shall have established) as demand deposit accounts, the Collection DDA Account. The Account Bank hereby agrees to establish and maintain each such account, together with any other Bank Accounts established from time to time (in each case as a Securities Account), on the books and records of its office specified in Section 8.02 in the name of the Borrower. If, at any time, the Account Bank ceases to be an Eligible Institution, the Account Bank agrees to cooperate with any replacement Account Bank as to the transfer of any property in, and records relating to, any Bank Account maintained by it to a new Bank Account having the same characteristics as such other Bank Account and maintained by such replacement Account Bank, and the Account Bank shall, in any event, use its best efforts to effect such transfer within 10 Business Days. Except (i) as a Secured Party in accordance with the provisions of this Agreement and (ii) in its capacity as Collateral Agent for the benefit of the Secured Parties, DBTCA waives any claim or lien against any Bank Account it may have, by operation of law or otherwise, for any amount owed to it by any Grantor.

(b)           The Account Bank hereby agrees that (i) it is a “bank” (as defined in Section 9-101(a)(8) of the UCC), (ii) each Bank Account is and will be maintained as a Securities Account of which the Account Bank is the Securities Intermediary and in respect of which the Borrower is the “entitlement holder” (as defined in Section 8-102(a)(7) of the UCC) of the “security entitlement” (as defined in Section 8-102(a)(17) of the UCC) with respect to each “financial asset” (as defined in Section 8-102(a)(9) of the UCC) credited to such Bank Account, (iii) the Account Bank shall comply with all entitlement orders (as defined in Section 8-102 of the UCC) originated by the Administrative Agent without further consent of the Borrower, as the entitlement holder, the other Grantors or any of them, or any other person, (iv) all Collections and other cash required to be deposited in any such Bank Account and Eligible Investments and all other property acquired with cash credited to any such Bank Account will be processed and credited to such Bank Account in accordance with the Account Bank’s customary procedures, (v) all items of property (whether cash, investment property, Eligible Investments, other investments, securities, instruments or other property credited to each Bank Account will be treated as a “financial asset” (as defined in Section 8-102(a)(9) of the UCC) under Article 8 of the UCC, (vi) its “securities intermediary’s jurisdiction” (as defined in Section 8-110(e) of the UCC) and the “bank’s jurisdiction” (within the meaning of Section 9-304 of the UCC) with respect to each Bank Account is the State of New York and (vii) all securities, instruments and other property in order or registered from and credited to any Bank Account shall be payable to or to the order of, or registered in the name of, the Collateral Agent or shall be endorsed to the Collateral Agent or in blank, and in no case whatsoever shall any “financial asset” (as defined in Section 8-102(a)(9) of the UCC) credited to any Bank Account be registered in the name of any Grantor, payable to or to the order of any Grantor or specially indorsed to any Grantor except to the extent the foregoing have been specially endorsed by the applicable Grantor to the Collateral Agent or in blank.

(c)           The Account Bank acknowledges that that unless and until it is notified by the Administrative Agent, in writing, to the contrary, the Account Bank will follow the written directions and instructions of the Cash Manager with respect to the Bank Accounts.

(d)           The Collateral Agent agrees that it will hold (and will indicate clearly in the books and records that it holds) its “security entitlement” to the “financial assets” credited to each Bank Account in trust for the benefit of the Secured Parties.

Section 2.07 Non-Trustee Accounts. With respect to each Non-Trustee Account to be established or established by any Grantor:

(i)            Such Grantor shall maintain such Non-Trustee Account in its name only with an Eligible Institution (each such institution, a “Non-Trustee Account Bank”) that has entered into a control agreement in from and substance satisfactory to the Administrative Agent (a “Control Agreement”).

(ii)           Each Grantor shall immediately instruct each Obligor to make any payment not required to be made to a Bank Account to a Non-Trustee Account meeting the requirements of Section 2.07(i).

(iii)          Upon any termination of any Control Agreement or other agreement with respect to the maintenance of a Non-Trustee Account by any Grantor or any Non-Trustee Account Bank, such Grantor shall immediately notify all Obligors that were making payments to such Non-Trustee Account to make all future payments to another Non-Trustee Account meeting the requirements of Section 2.07(i). Subject to the terms of any Lease, upon request by the Collateral Agent or the Administrative Agent, each Grantor shall, and if prohibited from so doing by the terms of any Lease, shall use its best efforts to, seek the consent of the relevant Lessee to, terminate any or all of its Non-Trustee Accounts.

Section 2.08  Covenants Regarding Assigned Documents. (a)  Upon the inclusion of any Assigned Document (other than an Assigned Lease, an Assigned Agreement, or the Purchase Agreement) in the Collateral, the relevant Grantor will deliver to the Collateral Agent a consent, in substantially the form of Exhibit D and executed by each party to such Assigned Document (other than any Grantor) or (where the terms of such Assigned Document expressly provide for a consent to its assignment for security purposes to substantially the same effect as Exhibit D) will give due notice to each such other party to such Assigned Document of its assignment pursuant to this Agreement.

(b)           Subject to the provisions of Article VII of the Credit Agreement, upon the inclusion of any Assigned Lease in the Collateral, the relevant Grantor will deliver to the Collateral Agent a fully executed Notice and Acknowledgment and all other such consents, acknowledgments and/or notices as are (i) necessary under the terms of such Assigned Lease, (ii) necessary under any and all Applicable Law with respect to the related lessor and lessee and the jurisdiction governing such Assigned Lease in order to effect and perfect the assignment of, and grant of a security interest in, such Assigned Lease pursuant to this Agreement or (iii) necessary to assure the payment of all Rental Payments and other payments under such Assigned Lease to the appropriate Bank Accounts or Non-Trustee Account in accordance with the terms of the Credit Agreement.

(c)           [Reserved.]

(d)           [Reserved.]

(e)           Upon (i) the inclusion of any Assigned Document in the Collateral (other than an Assigned Lease) or (ii) the amendment or replacement of any Assigned Document or (iii) the entering into of any new Assigned Document, the relevant Grantor will deliver a copy thereof to the Collateral Agent and will take such other action as may be necessary or desirable to perfect the lien created by this Agreement as to such Assigned Document.

(f)            Each Grantor shall, at its expense but subject to Section 2.08(g) hereof, the Credit Agreement and (in the case of any Assigned Lease) the Service Provider Agreements:

(i)            perform and observe all the terms and provisions of the Assigned Documents to be performed or observed by it, enforce the Assigned Documents in accordance with their terms and take all such action to such end as may be from time to time reasonably requested by the Collateral Agent or the Administrative Agent; and

(ii)           from time to time, (A) furnish to the Collateral Agent and the Administrative Agent such information and reports regarding the Collateral as the Collateral Agent and/or the Administrative Agent may reasonably request and (B) upon request of the Collateral Agent and/or the Administrative Agent, make to each other party to any Assigned Document such demands and requests for information and reports or for action as such Grantor is entitled to make thereunder.

(g)           So long as no Event of Default shall have occurred and be continuing and the Facility Termination Date has not occurred or been declared, and notwithstanding any provision to the contrary in this Agreement, each Grantor shall be entitled, to the exclusion of the Collateral Agent but subject always to the terms of the Credit Agreement (x) to exercise and receive, directly or indirectly through one or more agents, including a Service Provider, any of the claims, rights, powers, privileges, remedies and other benefits under, pursuant to, with respect to or arising out of the Assigned Documents and (y) to take any action or to not take any action, directly or indirectly through one or more agents, including a Service Provider, related to the Assigned Documents and the lessees or counterparties thereunder, including entering into, amending, supplementing, terminating, performing, enforcing, compelling performance of, exercising all remedies (whether arising under any Assigned Document or by statute or at law or in equity or otherwise) under, exercising rights, elections or options or taking any other action under or in respect of, granting or withholding notices, waivers, approvals and consents in respect of, receiving all payments under, dealing with any credit support or collateral security in respect of, or taking any other action in respect of, the Assigned Documents and contacting or otherwise having any dealings with any lessee or counterparty thereunder; provided, however, (i) whether or not an Event of Default has occurred and/or is continuing or the Facility Termination Date has occurred or been declared, all amounts payable under each Assigned Document (including all Rental Payments under each Assigned Lease) shall be paid directly to the appropriate Bank Account or Non-Trustee Account in accordance with the terms hereof and of the Credit Agreement, (ii) so long as any Assigned Lease remains in effect (and without limiting the authority of the Service Providers under the express terms of the Service Provider

Agreements), no Grantor will abrogate any right, power or privilege granted expressly in favor of the Collateral Agent, the Administrative Agent or a Secured Party under any Lease Assignment Document and (iii) upon or after the occurrence of an Event of Default which is continuing or the occurrence or declaration of the Facility Termination Date under the terms of the Credit Agreement and delivery of a written direction to the Borrower from the Administrative Agent, all such rights of each Grantor shall cease, and all such rights shall become vested in the Collateral Agent and the Administrative Agent, which shall thereupon have the sole right to exercise or refrain from exercising such rights. Neither the Account Bank nor the Collateral Agent shall have any obligation to verify whether an Event of Default has occurred and is continuing, but shall be entitled to rely, and protected in relying on the Administrative Agent’s notice thereof notwithstanding any contrary instructions of any Grantor.

Section 2.09  Covenants Regarding Security Collateral, Beneficial Interest Collateral, Membership Interest Collateral and Investment Collateral. (a)  All Security Collateral, Beneficial Interest Collateral, Membership Interest Collateral and Investment Collateral (the “Relevant Collateral”) shall be delivered to the Collateral Agent as follows:

(i)            in the case of each Certificated Security or Instrument, by causing the delivery of such Certificated Security or Instrument to the Collateral Agent in the State of New York, registered in the name of the Collateral Agent or duly endorsed by an appropriate person to the Collateral Agent or in blank and, in each case, to be held by the Collateral Agent in the State of New York;

(ii)           in the case of each Uncertificated Security, by (A) causing such Uncertificated Security to be continuously registered on the books of the issuer thereof in the name of the Collateral Agent or (B) if such Uncertificated Security is registered in the name of a Securities Intermediary on the books of the issuer thereof or on the books of any securities intermediary of a Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such Uncertificated Security to a Securities Account maintained by such Securities Intermediary in the name of the Collateral Agent and confirming to the Collateral Agent that it has been so credited;

(iii)          in the case of each Government Security registered in the name of any Securities Intermediary on the books of any applicable Federal Reserve Bank Branch) or on the books of any securities intermediary of such Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such security to the Securities Account maintained by such Securities Intermediary in the name of the Collateral Agent and confirming to the Collateral Agent and the Administrative Agent that it has been so credited; and

(iv)          in the case of any Beneficial Interest Collateral or Membership Interest Collateral by (A) to the extent that the grant of the security interest to the Collateral Agent in any Beneficial Interest Collateral or Membership Interest Collateral or the transfer of any Beneficial Interest Collateral or Membership Interest Collateral upon exercise of remedies by the Collateral Agent is subject to any restrictions on transfer or any consent requirements, by obtaining all necessary consents and approvals thereof and (B) complying with clause (i) or clause (ii) above, as applicable.

(b)           Each Borrower Group Member and the Collateral Agent hereby represents, with respect to the Relevant Collateral, that it has not entered into, and hereby agrees that it will not enter into, any agreement (i) with any of the other parties hereto or any Securities Intermediary specifying any jurisdiction other than the State of New York as any Securities Intermediary’s jurisdiction in connection with any Securities Account with any Securities Intermediary referred to in Section 2.09(a) for purposes of 31 C.F.R. Section 357.11(b), Section 8-110(e) of the UCC or any similar state or Federal law, or (ii) with any other person relating to such account pursuant to which it has agreed that any Securities Intermediary may comply with entitlement orders made by such person. The Collateral Agent represents that it will, by express agreement with each Securities Intermediary, provide for each item of property constituting Relevant Collateral held in and credited to the applicable Securities Account, including cash, to be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC for the purposes of Article 8 of the UCC.

(c)           Without limiting the foregoing, each Borrower Group Member and the Collateral Agent agree, and the Collateral Agent shall cause each Securities Intermediary to take such different or additional action as may be required based upon any Opinion of Counsel received pursuant to Section 2.19 or any request of the Administrative Agent, in order to maintain the perfection and priority of the security interest of the Collateral Agent in the Relevant Collateral in the event of any change in applicable law or regulation, including Articles 8 and 9 of the UCC and regulations of the U.S. Department of the Treasury governing transfers of interests in Government Securities.

Section 2.10  Covenants Regarding Commercial Tort Claims. If any Grantor shall at any time acquire a Commercial Tort Claim, such Grantor shall immediately notify the Collateral Agent and the Administrative Agent in writing signed by such Grantor of the details thereof (including specific case captions or description per Official Comment 5 to Section 9-108 of the UCC) and grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Administrative Agent.

Section 2.11  Further Assurances. (a)  Each Grantor agrees that, from time to time, at the expense of such Grantor, such Grantor shall promptly execute and deliver all further instruments and documents, and take all further action (including under the laws of any foreign jurisdiction), that may be necessary, or that the Collateral Agent or Administrative Agent may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:  (i) if any Collateral shall be evidenced by a promissory note or other instrument or “tangible chattel paper” (as defined in Section 9-102(a)(78) of the UCC), deliver and pledge to the Collateral Agent hereunder such note or instrument or tangible chattel paper, each such note or instrument to be duly endorsed and accompanied by duly executed instruments of transfer or assignment in blank; (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Collateral Agent or Administrative Agent may reasonably request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby and (iii) execute, file, record, or register such additional documents and supplements to this Agreement, including any further assignments, security agreements, pledges, grants and transfers, as may be required by or desirable under the laws of any foreign jurisdiction, or as the Collateral Agent or Administrative Agent may reasonably request, to create, attach, perfect, validate, render enforceable, protect or establish the priority of the security interest and lien created by this Agreement.

(b)           Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(c)           Each Grantor shall furnish or cause to be furnished to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent or Administrative Agent may reasonably request, all in reasonable detail; provided that, to the extent that (in the case of any Assigned Lease) such statements, schedules or reports (or the data needed to prepare them) can be obtained only from a Service Provider, no Grantor shall be required to obtain any such statements, schedules, reports or data beyond those to which it is entitled under the Service Provider Agreements.

(d)           Each Grantor shall, immediately upon the organization or acquisition by such Grantor of any Borrower Subsidiary, cause such Borrower Subsidiary to enter into a Grantor Supplement. Such Grantor shall promptly take such actions as are necessary to perfect the security interest granted under such Grantor Supplement including without limitation, if such Borrower Subsidiary is organized under the law of Ireland, or has a place of business or assets (including without limitation shares in a company organized under the law of Ireland) located in Ireland, by causing such Grantor Supplement to be duly recorded with the Irish Registrar of Companies and the Irish Revenue Commissioners within 21 days after the execution of such Grantor Supplement, or such lesser period as may be applicable under Requirements of Law.

Section 2.12  Place of Perfection; Records. Each Grantor shall keep its jurisdiction of organization, chief place of business and chief executive office and the office where it keeps its records concerning the Collateral at the location specified in Schedule IV or, upon 30 days’ prior written notice to the Collateral Agent and Administrative Agent, at such other locations in a jurisdiction where all actions required by Section 10.2(a) of the Credit Agreement shall have been taken with respect to the Collateral. Each Grantor shall hold and preserve such records and shall permit representatives of the Collateral Agent and/or Administrative Agent at any time during normal business hours to inspect and make abstracts or copies from such records, all at the sole cost and expense of such Grantor.

Section 2.13  Voting Rights; Dividends; Etc. (a)  So long as no Event of Default shall have occurred and be continuing and the Facility Termination Date has not occurred or been declared under the terms of the Credit Agreement:

(i)            Each of the Grantors shall be entitled to exercise any and all voting and other consensual rights pertaining to all or any part of the Security Collateral, Membership Interest Collateral and Beneficial Interest Collateral pledged by such Grantor for any purpose not inconsistent with the terms of this Agreement, the charter documents of such Grantor or the Credit Agreement; provided, however, that such Grantor shall not exercise or shall refrain from exercising any such right if in its judgment such action would have a material adverse effect on the value of all or any part of the Security Collateral, Membership Interest Collateral or the Beneficial Interest Collateral; and

(ii)           The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to such Grantor all such proxies and other instruments as such Grantor may reasonably request in writing and provide for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to Section 2.13(a)(i).

(b)           Whether or not any Event of Default shall have occurred and be continuing and whether or not the Facility Termination Date has occurred or been declared under the terms of the Credit Agreement, any and all distributions, dividends and interest paid in respect of the Security Collateral, Membership Interest Collateral and Beneficial Interest Collateral pledged by such Grantor, including any and all (i) distributions, dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, such Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral; (ii) distributions, dividends and other distributions paid or payable in cash in respect of such Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus; and (iii) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, such Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral shall be paid into the Collection Account and, if received by such Grantor, shall be received in trust for the benefit of the Secured Parties, be segregated from the other property or funds of such Grantor and be forthwith paid to the Collection Account in the same form as so received (with any necessary endorsement).

(c)           Upon the occurrence of an Event of Default which is continuing or if the Facility Termination Date has occurred or been declared, all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 2.13(a)(i) and 2.13(a)(ii) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, who, subject to Section 5.04(d), shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights (including, but not limited to, the right, subject to the restrictions set forth in the applicable organizational documents, to remove or appoint any trustee, directors and officers of any direct or indirect subsidiary of the Borrower), provided, however, that the Collateral Agent shall exercise such voting or consensual right only upon receipt of instruction from the Administrative Agent.

Section 2.14  Transfers and Other Encumbrances; Additional Shares or Interests. (a) No Grantor shall (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral or (ii) create or suffer to exist any Lien (other than Permitted Liens) upon or with respect to any of the Collateral of such Grantor, other than the pledge, assignment, lien and security interest created by this Agreement and as otherwise provided herein or in the Credit Agreement.

(b)           Except to the extent permitted by the Credit Agreement, the Borrower Subsidiaries shall not, and the Borrower shall not permit the Borrower Subsidiaries to, issue, substitute, deliver or sell any shares, interests, participations or other equivalents in any Borrower Subsidiary. Any beneficial interest or capital stock or other securities or interests issued in respect of, or in substitution for, the Pledged Stock, Pledged Membership Interest or the Pledged Beneficial Interest shall be issued or delivered (with any necessary endorsement) to the Collateral Agent.

(c)           All distributions, dividends and interest payments that are received by such Grantor contrary to the provisions of this Agreement shall be received in trust for the benefit of the Secured Parties, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent as Security Collateral or Beneficial Interest Collateral as the case may be, in the same form as so received (with any necessary endorsement).

Section 2.15  Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Collateral Agent such Grantor’s attorney-in-fact (in the case of any Grantor incorporated in Ireland such appointment shall be by way of security), with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent’s discretion, upon advice and instruction of the Administrative Agent (except for item (d) below, upon the occurrence of an Event of Default which is continuing or if the Facility Termination Date has occurred or been declared), to take any action and to execute any instrument that the Administrative Agent may deem necessary or advisable for the Collateral Agent to take to accomplish the purposes of this Agreement or to take any action and to execute any instrument as directed by the Administrative Agent in accordance with the terms of this Agreement and the Credit Agreement, including, but not limited to:

(a)           to ask for, demand, collect, sue for, recover, compromise, receive and give aquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b)           to receive, endorse and collect any Accounts Receivable, drafts or other instruments and documents in connection included in the Collateral;

(c)           to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral;

(d)           to execute and file any financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, including as identified to the Collateral Agent pursuant to the Opinion of Counsel described in

Section 2.19 hereof in order to perfect and preserve the pledge, assignment and security interest granted hereby; provided that the Collateral Agent’s exercise of any such power shall be subject to Section 2.08(d); and

(e)           upon prior notice to the Borrower on behalf of the Grantors, notify account debtors that the Accounts Receivable and the right, title and interest of any Grantor in and under such Accounts Receivable have been assigned to Collateral Agent, and that payments thereunder shall be made directly to the Collateral Agent, for the benefit of the Secured Parties.

Section 2.16  Collateral Agent May Perform. If any Grantor fails to perform any agreement contained in this Agreement, the Administrative Agent or the Collateral Agent (at the direction of the Administrative Agent) may (but shall not be obligated to) itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent or the Administrative Agent incurred in connection with doing so shall be payable by the Grantors.

Section 2.17  Covenant to Pay. Each Grantor covenants with the Collateral Agent (for the benefit of the Collateral Agent and the Secured Parties) that it will pay or discharge any monies and liabilities whatsoever that are now, or at any time hereafter may be, due, owing or payable by such Grantor in any currency, actually or contingently, solely and/or jointly, and/or severally with another or others, as principal or surety on any account whatsoever pursuant to the Service Provider Documents, the Credit Agreement, and the Hedge Agreements in accordance with their terms.

Section 2.18  Delivery of Collateral Supplements. Upon the acquisition by any Grantor of any Relevant Collateral or establishment of a Non-Trustee Account, the relevant Grantor shall concurrently execute and deliver to the Collateral Agent a Collateral Supplement duly completed with respect to such Collateral and shall take such steps with respect to the perfection of such Collateral as are called for in this section and otherwise in this Agreement for Collateral of the same type; provided that the foregoing shall not be construed to impair or otherwise derogate from any restriction on any such action in any Transaction Document and provided, further that the failure of any Grantor to deliver any Collateral Supplement as to any such Collateral shall not impair the lien of this Agreement as to such Collateral. If such Grantor is organized under the law of Ireland, or has a place of business or assets (including without limitation shares in a company organized under the law of Ireland) located in Ireland, the relevant Grantor shall cause such Grantor Supplement to be duly recorded with the Irish Registrar of Companies and the Irish Revenue Commissioners within 21 days after the execution of such Grantor Supplement, or such lesser period as may be applicable under Requirements of Law. Without limitation of the requirements of the immediately preceding sentence, if such Grantor is the Borrower or any other Borrower Group Member organized under the law of Bermuda, such Grantor shall cause such Grantor Supplement to be duly recorded with the appropriate register of Bermuda.

Section 2.19  Annual Opinion. Upon each anniversary of the Closing Date, the Borrower shall cause to be delivered to the Collateral Agent and the Administrative Agent an Opinion of Counsel in each Annual Opinion Jurisdiction to the effect that (i) during the preceding year there has not occurred any change of the law of such jurisdiction that would require the taking of any action in order to maintain the perfection or priority of the lien of this Agreement on the Collateral or, if there has been such a change, setting forth the actions so to be taken and (ii) no additional financing statement, continuation statement or amendment thereof, or other document or instrument, is required to be filed, and no other action is required to be taken, under the law in existence on the date of such opinion, during the next twelve months to maintain the perfected security interest of the Collateral Agent in any part of the Collateral granted hereunder or under any other Transaction Document, or identifying any such required financing statement, continuation statement, amendment, instrument, document or other action. The Borrower agrees to take all such actions as may be indicated in any such opinion, except that, as provided in Section 2.09, the Collateral Agent shall take any such actions as may be required with respect to any Securities Intermediary.

Section 2.20  Covenants Regarding Control. No Grantor shall cause or permit any Person other than the Collateral Agent to have “control” as defined in Section 9-104, 9-105, 9-106, or 9-107 of the UCC (“Control”) of any Supporting Obligations or Letter of Credit Rights, or any “deposit account,” “securities account,” “electronic chattel paper” or “investment property” (as such terms are defined in Article 9 or Article 8 of the UCC as applicable), in each case, included in the Collateral or any Bank Account or Non-Trustee Account.

Section 2.21  Share Mortgage; etc. In the case of any Borrower Subsidiary that is incorporated under the law of Ireland, the Borrower shall, and shall cause each other Borrower Group Member (as applicable) to, enter into an Irish Share Mortgage in respect of the issued share capital (if any) held by it in such Borrower Subsidiary. Such Irish Share Mortgage shall be entered into at the time contemplated by the terms of Section 2.11(d). The Borrower shall cause such Irish Share Mortgage to be filed with the Irish Registrar of Companies and the Irish Revenue Commissioners within 21 days following the execution and delivery by such Grantor of such Irish Share Mortgage, or such lesser period as may be applicable under Requirements of Law, and shall take any other actions as may be required or as the Administrative Agent or the Collateral Agent (at the direction of the Administrative Agent) may reasonably request, in order to cause such Irish Share Mortgage to constitute a perfected and (to the extent recognized under Applicable Law) first-priority security interest in the share capital covered thereby. In the case of any Borrower Subsidiary that is not incorporated under the law of Ireland, the Borrower shall, and shall cause each other Borrower Group Member (as applicable) to, enter into an appropriate share mortgage, beneficial interest security agreement, or other security agreement or instrument as may be reasonably requested by the Administrative Agent or Collateral Agent (at the direction of the Administrative Agent), in respect of the issued share capital or other ownership or beneficial interest held by it in such Borrower Subsidiary. Such share mortgage or other agreement or instrument shall be entered into at the time contemplated by the terms of Section 2.11(d). The Borrower shall cause such share mortgage or other agreement or instrument to be filed with any appropriate register and shall take such other actions as may be necessary or as the Administrative Agent or the Collateral Agent (at the direction of the Administrative Agent) may reasonably request in order to cause such mortgage, agreement or instrument to constitute a first-priority security interest in the share capital or other ownership or beneficial interest covered thereby.

Section 2.22  Subordination of Intercompany Obligations. The Borrower agrees that all Intercompany Obligations shall be subject and subordinate and junior in right of payment and performance to all obligations of the Borrower Subsidiaries to the Collateral Agent and Administrative Agent hereunder and to the security interests in the Collateral granted to the

Collateral Agent for the benefit of the Secured Parties to secure the payment and performance of the Secured Obligations. Upon the occurrence and during the continuance of an Event of Default or if the Facility Termination Date has occurred or been declared under the terms of the Credit Agreement, then unless and until all Secured Obligations shall have been paid and performed in full, (x) no payment on account of the principal of, or interest on, or any other amount in respect of, the Intercompany Obligations or any judgment with respect thereto shall be made by or on behalf of any Borrower Subsidiary to the Borrower and (y) the Borrower shall not (A) ask, demand, sue for, take or receive from any Borrower Subsidiary, by set-off or in any other manner any payment on account of the principal of, or interest on, or any other amount in respect of, the Intercompany Obligations or (B) seek any other remedy allowed at law or in equity against any Borrower Subsidiary for a breach of Intercompany Obligations. If any payment or distribution of any character, whether in cash, securities or other property, in respect of Intercompany Obligations shall be received by the Borrower in violation of the terms of this section, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the Administrative Agent for the benefit of the Secured Parties to the extent necessary to pay all Secured Obligations in full.

ARTICLE III
REMEDIES

Section 3.01  Remedies. Upon the occurrence of an Event of Default which is continuing or if the Facility Termination Date has occurred or been declared:

(a)           The Collateral Agent shall, at the direction of the Administrative Agent (which, in turn, shall have received direction from the Class A Majority Lenders), exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and (i) require any Grantor to, and such Grantor hereby agrees that it shall at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties and (ii) without notice except as specified below, sell or cause the sale of the Collateral or any part thereof in one or more parcels at public or, with notice to the Class B Lenders and Class C Lenders, private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent (upon advice and instruction from the Administrative Agent) may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent (upon advice and instruction from the Administrative Agent) shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Notwithstanding any provision in this Agreement to the contrary, any aforementioned sale of Collateral (i) shall be subject to the provisions of Section 13.3(c) of the Credit Agreement and (ii) shall not be subject to the restrictions described in Section 10.8 of the Credit Agreement.

(b)           Subject to the provisions hereof, any Secured Party shall be allowed to bid on any such foreclosure sale in debt (together with payment in cash, if necessary).

(c)           All cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be deposited into the Collection Account for distribution pursuant to Section 8.1(e)(ii) of the Credit Agreement. Any surplus of such cash or cash proceeds held by the Collateral Agent and remaining after payment in full of all the Obligations (as defined in the Credit Agreement) shall be paid over to the relevant Grantors or whomsoever may be lawfully entitled to receive such surplus. Any amount received for any sale or sales conducted in accordance with the terms of this Section 3.01 shall be deemed conclusive and binding on the Borrower, each Grantor and the Secured Parties.

(d)           Until the occurrence of an Event of Default which is continuing or if the Facility Termination Date has occurred or been declared under the terms of the Credit Agreement, so long as the Service Providers are acting in such capacity with respect to any Lease pursuant to the provisions of the Service Provider Agreements, each of the Collateral Agent as assignee of the Grantors and the Administrative Agent agrees not to take any action constituting Services (as defined in any Service Provider Agreement) and is otherwise subject to the terms of the Service Provider Agreements when acting thereunder in place of any Grantor, except (subject to Section 2.08(g)) to the extent the Borrower would then be entitled to take such action under the express terms of the Service Provider Agreements.

Section 3.02  Iris Conveyancing Acts. Notwithstanding anything to the contrary contained in this Agreement and in addition to and without prejudice to any other rights or power of the Collateral Agent under this Agreement or under general law in any relevant jurisdiction, at any time that the Collateral shall become enforceable, the Collateral Agent shall be entitled to appoint a receiver under this Agreement or under the Conveyancing and Law of Property Act 1881 (as amended and as the same may be amended, modified or replaced from time to time, the “1881 Act”) and such receiver shall have all such powers, rights and authority conferred under the 1881 Act, this Agreement and otherwise under the laws of Ireland without any limitation or restriction imposed by the 1881 Act or otherwise under the laws of Ireland which may be excluded or removed. Sections 17 and 20 of the 1881 Act shall not apply to the Collateral or any receiver appointed under this Agreement or under the 1881 Act and section 24(b) of the Act shall not apply to the Collateral or to any receiver appointed under this Agreement.

ARTICLE IV

SECURITY INTEREST ABSOLUTE

Section 4.01  Security Interest Absolute. A separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against any other Grantor or whether any other Grantor is joined in any such action or actions. All rights of the Collateral Agent and the Administrative Agent and the security interest and lien granted under, and all obligations of each Grantor under, this Agreement shall be absolute and unconditional, irrespective of:

(a)           any lack of validity or enforceability of any Transaction Document, Assigned Document, the Loan Expenses Apportionment and Guarantee Agreement, or Hedge Agreement or any other agreement or instrument relating thereto;

(b)           any change in the time, manner or place of payment of, the security for, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Transaction Document, Assigned Document, or Hedge Agreement or any other agreement or instrument relating thereto;

(c)           any taking, exchange, release or non-perfection of the Collateral or any other collateral or taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

(d)           any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any collateral for all or any of the Secured Obligations or any other assets of such Grantor;

(e)           any change, restructuring or termination of the corporate structure, partnership or trust or existence as applicable of any Grantor; or

(f)            any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or a third-party grantor of a security interest or a Person deemed to be a surety.

ARTICLE V
THE COLLATERAL AGENT

Section 5.01  Authorization and Action. (a)  Each Secured Party by its acceptance of the benefits of this Agreement hereby appoints and authorizes DBTCA as the initial Collateral Agent to take such action as trustee on behalf of the Secured Parties and to exercise such powers and discretion under this Agreement and the other Transaction Documents as are specifically delegated to the Collateral Agent by the terms of this Agreement and of the Transaction Documents, and no implied duties and covenants shall be deemed to arise against the Collateral Agent. Each Grantor and the Administrative Agent acknowledge and agree that the Collateral Agent shall comply with all written instructions and directions of the Administrative Agent given in accordance with this Agreement and the Credit Agreement without further consent of any Grantor and notwithstanding any contrary instructions or directions of any Grantor.

(b)           The Collateral Agent accepts such appointment and agrees to perform the same but only upon the terms of this Agreement and the Credit Agreement and agrees to receive and disburse all moneys received by it in accordance with the terms of this Agreement and the Credit Agreement. The Collateral Agent in its individual capacity shall not be answerable or accountable under any circumstances, except for its own willful misconduct or gross negligence (or simple negligence in the handling of funds) or breach of any of its representations or warranties set forth in this Agreement, and the Collateral Agent shall not be liable for any action or inaction of any Grantor or any other parties to any of the Transaction Documents.

(c)           The Collateral Agent shall take all actions permitted hereunder and exercise all powers granted to it hereunder upon, and at the direction of, the Administrative Agent. The Collateral Agent shall have a reasonable period in which to act upon any instruction, direction or notice received hereunder.

(d)           The Collateral Agent agrees to promptly deliver to the Administrative Agent copies of all items delivered to the Collateral Agent hereunder.

(e)           Whenever the Collateral Agent is required to provide its consent or direction or otherwise make a determination under this Credit Agreement or any other Transaction Document, the Collateral Agent shall act only upon the written instructions of the Administrative Agent. The Collateral Agent may conclusively rely on such instructions, and shall be entitled to refrain from providing such consent or direction or making such determination in the absence of such instructions.

Section 5.02 Limitation of Duties. The powers conferred on the Collateral Agent under this Agreement with respect to the Collateral shall not impose any duty upon it, except as explicitly set forth herein, to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it under this Agreement, the Collateral Agent shall have no duty, unless directed by the Administrative Agent, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve or perfect rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall have no duty to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of any Grantor or Lessee. In no event shall the Collateral Agent be liable for any punitive or special damages nor for any damages arising or caused by an act of God, war or any other matter beyond the reasonable control of the Collateral Agent or the Account Bank.

Section 5.03 Representations or Warranties. The Collateral Agent does not make, and shall not be deemed to have made, any representation or warranty as to the validity, legality or enforceability of this Agreement, any other Transaction Document or any other document or instrument or as to the correctness of any statement contained in any thereof, or as to the validity or sufficiency of any of the pledge and security interests granted hereby, except that the Collateral Agent in its individual capacity hereby represents and warrants (a) that each such specified document to which it is a party has been or will be duly executed and delivered by two of its officers who is and will be duly authorized to execute and deliver such document on its behalf, and (b) this Agreement is the legal, valid and binding obligation of DBTCA, enforceable against DBTCA in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.

Section 5.04 Reliance; Agents; Advice of Counsel. (a)  The Collateral Agent shall incur no liability to anyone as a result of acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document believed by it to be genuine and believed by it to be signed by the proper party or parties. The Collateral Agent may accept a copy of a resolution of the board or other governing body of any party to this

Agreement or any other Transaction Document, certified by the Secretary or an Assistant Secretary thereof or other duly authorized Person of such party as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by said board or other governing body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described in this Agreement, the Collateral Agent shall be entitled to receive and may for all purposes hereof conclusively rely on a certificate, signed by an officer of any Person, as to such fact or matter, and such certificate shall constitute full protection to the Collateral Agent for any action taken or omitted to be taken by it in good faith in reliance thereon. The Collateral Agent shall furnish to each Service Provider upon request such information and copies of such documents as the Collateral Agent may have and as are necessary for such Service Provider to perform its duties under the applicable Transaction Documents. The Collateral Agent shall assume, and shall be fully protected in assuming, that each other party to this Agreement is authorized by its constitutional documents to enter into this Agreement and to take all action permitted to be taken by it pursuant to the provisions of this Agreement, and shall not inquire into the authorization of such party with respect thereto.

(b)           The Collateral Agent may execute any of the powers hereunder or perform any duties under this Agreement either directly or by or through agents, or attorneys or a custodian or nominee, provided that the Collateral Agent shall be responsible for any actions or inactions of any such agent, attorney, custodian or nominee.

(c)           The Collateral Agent may consult with counsel, and any opinion of counsel or any advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such advice or opinion of counsel.

(d)           The Collateral Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation hereto, at the request, order or direction of any of the Secured Parties, pursuant to the provisions of this Agreement, unless the Collateral Agent shall have received written advice, instruction or direction from the Administrative Agent with respect to such matter, and if the funds provided in accordance with Section 8.1(e) of the Credit Agreement are not available to pay for the costs and expenses incurred by the Collateral Agent, such Secured Party shall have offered to the Collateral Agent reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.

(e)           The Collateral Agent shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if the funds provided in accordance with Section 8.1(e) of the Credit Agreement are not available to pay for the costs and expenses incurred by the Collateral Agent and none of the provisions contained in this Agreement shall in any event require the Collateral Agent to perform, or be responsible or liable for the manner of performance of, any obligations of the Borrower or any Service Provider under any of the Transaction Documents.

(f)            Reserved.

(g)           When the Collateral Agent incurs expenses or renders services in connection with an exercise of remedies specified in Section 3.01, such expenses (including the fees and expenses of its counsel) and the compensation for such services is intended to constitute expenses of administration under any bankruptcy law or law relating to creditors’ rights generally.

(h)           The Collateral Agent shall not be charged with knowledge of an Event of Default unless a Responsible Officer of the Collateral Agent obtains actual knowledge of such event or the Collateral Agent receives written notice of such event from any of the Secured Parties or the Administrative Agent.

(i)            The Collateral Agent shall have no duty to monitor the effectiveness or perfection of any security interest in any Collateral or the performance of the Borrower, any Service Provider or any other party to the Transaction Documents, nor shall it have any liability in connection with the appointment of any Service Provider, or the malfeasance or nonfeasance by such parties. The Collateral Agent shall have no liability in connection with non-compliance by the Borrower, any Service Provider or any lessee under a Lease with statutory or regulatory requirements related to the Collateral, any Aircraft or any Lease. The Collateral Agent shall not make or be deemed to have made any representations or warranties with respect to the Collateral, any Aircraft or any Lease or the validity or sufficiency of any assignment or other disposition of the Collateral, any Aircraft, or any Lease.

Section 5.05 No Individual Liability. The Collateral Agent shall have no individual liability in respect of all or any part of the Secured Obligations, and all shall look, subject to the Lien and priorities of payment provided in the Credit Agreement, only to the property of the Grantors for payment or satisfaction of the Secured Obligations.

ARTICLE VI

SUCCESSOR COLLATERAL AGENTS

Section 6.01 Resignation and Removal of Collateral Agent. The Collateral Agent may resign at any time without cause by giving at least 30 days’ prior written notice to the Borrower and the Administrative Agent. The Administrative Agent may at any time remove the Collateral Agent without cause by an instrument in writing delivered to the Secured Parties, the Borrower and the Collateral Agent. No resignation or removal of the Collateral Agent pursuant to this Section 6.01 shall become effective prior to the date of appointment by the Administrative Agent of a successor Collateral Agent and the acceptance of such appointment by such successor Collateral Agent.

Section 6.02 Appointment of Successor. (a)  In the case of the resignation or removal of the Collateral Agent, the Administrative Agent, on behalf of the Secured Parties, shall promptly appoint a successor Collateral Agent; provided, that, prior to the occurrence of an Event of Default which is continuing or the occurrence or declaration of the Facility Termination Date, such successor shall be reasonably acceptable to the Borrower. If a successor Collateral Agent shall not have been appointed and accepted its appointment hereunder within such 30 day period after the Collateral Agent gives notice of resignation as to such class or subclass, the retiring Collateral Agent or the Secured Parties (or Administrative Agent on behalf of the Secured Parties) may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent. Any successor Collateral Agent so appointed by such court shall immediately and without further act be superseded by any successor Collateral Agent appointed as provided in the first sentence of this paragraph within one year from the date of the appointment by such court.

(b)           Any successor Collateral Agent shall execute and deliver to the Secured Parties an instrument accepting such appointment. Upon the acceptance of any appointment as Collateral Agent hereunder, a successor Collateral Agent, upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to this Agreement, and such other instruments or notices, as may be necessary or desirable, or as the Administrative Agent may request, in order to continue the perfection (if any) of the liens granted or purported to be granted hereby, shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations under this Agreement and the other Transaction Documents. The retiring Collateral Agent shall take all steps necessary to transfer all Collateral in its possession and all its control over the Collateral to the successor Collateral Agent. After any retiring Collateral Agent’s resignation or removal hereunder as to any actions taken or omitted to be taken by it while it was Collateral Agent, the provisions of all of Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement.

(c)           Each Collateral Agent shall be an Eligible Institution acceptable to the Secured Parties.

(d)           Any corporation into which the Collateral Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any corporation to which substantially all the business of the Collateral Agent may be transferred, shall be the Collateral Agent under this Agreement without further act.

(e)           Following the resignation or removal of the Collateral Agent, and the appointment and acceptance of such appointment by a successor Collateral Agent, all references to “Illinois” in Sections 2.05 and 2.09 herein shall be deemed to refer to the state in which the Collateral Agent is physically located.

ARTICLE VII
EXPENSES

Section 7.01 In General. The Borrower shall, upon demand and pursuant to Section 8.01(e) of the Credit Agreement, pay to the Collateral Agent and the Account Bank the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that each such party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent, the Account Bank or any other Secured Party against any Grantor hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

Section 7.02 Reserved.

Section 7.03 No Compensation from Secured Parties. The Collateral Agent and the Account Bank each agree that it shall have no right against the Secured Parties for any fee as compensation for its services in such capacity.

Section 7.04 Collateral Agent and Account Bank Fees. In consideration of the Collateral Agent’s and the Account Bank’s performance of the services provided for under this Agreement, the Borrower shall pay to the Collateral Agent and the Account Bank, a fee, payable monthly on each Payment Date together with all expenses and charges as set forth under a separate agreement among the Borrower, the Collateral Agent and the Account Bank.

ARTICLE VIII
MISCELLANEOUS

Section 8.01 Amendments; Waivers; Etc. (a)  No amendment or waiver of any provision of this Agreement, and no consent to any departure by any party from the provisions of this Agreement, shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. In executing and delivering any amendment or modification to this Agreement, unless the terms of Section 5.04(d) shall have been satisfied with respect to such amendment or modification, the Collateral Agent shall be entitled to (i) an Opnion ofCounsel delivered by counsel satisfactory to the Collatiral Age t stating that such amendment is authorized and permitted pursuant to the Credit Agreement and this Agreement and complies with the terms thereof and hereof or (ii) an Officer’s Certificate of the Borrower stating that such amendment is authorized and permitted pursuant to the Credit Agreement and all conditions precedent to the execution, delivery and performance of such amendment have been satisfied in full. The Collateral Agent may, but shall have no obligation to, execute and deliver any amendment or modification which would affect its duties, powers, rights, immunities or indemnities hereunder.

(b)           Upon the execution and delivery by any Person of a Grantor Supplement, (i) such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement to “Grantor” shall also mean and be a reference to such Additional Grantor, (ii) Annexes I, III and IV attached to each Grantor Supplement shall be incorporated into, become a part of and supplement Schedules I, III and IV, respectively, and the Collateral Agent may attach such Annexes as supplements to such Schedules; and each reference to such Schedules shall be a reference to such Schedules as so supplemented and (iii) such Additional Grantor shall be a Grantor for all purposes under this Agreement and shall be bound by the obligations of the Grantors hereunder.

(c)           Upon the execution and delivery by a Grantor of a Collateral Supplement, Annex I to each Collateral Supplement shall be incorporated into, become a part of and supplement Schedule I, and the Collateral Agent may attach such Annex as supplements to such Schedule; and each reference to such Schedule shall be a reference to such Schedule as so supplemented.

Section 8.02 Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier) and mailed, telecopied or delivered to the intended recipient at its address specified, as follows:

If to Borrower or any other Borrower Group Member:

AerFunding 1 Limited

Clarendon House
2 Church Street
Hamilton, HM 11
Bermuda
Attention:  Company Secretary
Fax:  +1 (441) 295-1861

With a copy to:

AerCap Administrative Services Limited
AerCap House
Shannon
Ireland
Attention:  Company Secretary
Fax:  +353- 61-723850

For the Collateral Agent and the Account Bank:

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
New York, NY  10005

Attention:  Trust and Securities Services/Structured Finance Services
Fax:  +1 (906) 608-3215

For the Administrative Agent:

1285 Avenue of the Americas - 11th Floor
New York, NY 10019
Attention:  Prakash Wadhwani
Fax: No.: +1 (212) 713-7999

With a copy to:

1285 Avenue of the Americas - 11th Floor
New York, NY 10019
Attention:  Kathy Pringle

Fax: +1 (212) 713-7999

With a further copy to:

677 Washington Blvd., 6th floor tower
Stamford, CT  06901
Attention:  Marc Ferrante
Fax:  +1 (203) 719-3888

With a further copy to:

Kaye Scholer LLP
425 Park Avenue
New York, New York  10022
Attention:  Henry G. Morriello, Esq.
Fax:  +1 (212) 836-8689
email:  hmorriello@kayescholer.com

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 8.02. Each such notice shall be effective (a) upon receipt when sent through the mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an authorized officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt.

Section 8.03 No Waiver; Remedies. No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 8.04 Severability; Enforcement. (a)  If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired.

(b)           Each Borrower Subsidiary’s grant of a security interest shall be limited so as to secure the Secured Obligations in an amount equal to the largest amount that would not render such grant avoidable, invalid or unenforceable on account of Section 548 of the United States Bankruptcy Code, any applicable provision of comparable state law or any other state or federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally.

Section 8.05 Continuing Security Interest; Assignments. Subject to Section 8.06(b), this Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the earlier of the payment in full in cash of the Secured Obligations and the circumstances specified in Section 8.06(b), (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Administrative Agent and the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under any Transaction Document to which it is a party in accordance with the terms thereof to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights in respect thereof granted to such Secured Party herein or otherwise. No Borrower Group Member may assign or otherwise transfer all or any portion of its obligations hereunder.

Section 8.06 Release and Termination. (a)  Upon any sale, lease, transfer or other disposition of any item of Collateral in accordance with the terms of this Agreement and the Credit Agreement, the Collateral Agent (at the Administrative Agent’s direction) will, at the Borrower’s expense, execute and deliver to the Grantor of such item of Collateral such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby, including the release of any and all security deposits, maintenance reserves, letters of credit, insurance or other proceeds and all other items related to the released Collateral.

(b)           Upon the payment in full in cash of the Secured Obligations (and the expiration or termination of all commitments of the Lenders under the Credit Agreement), the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantors. Upon receipt of a written notice from the Administrative Agent specifying any such termination, the Collateral Agent (at the Administrative Agent’s direction) will, at the Borrower’s expense, execute and deliver to each relevant Grantor such documents as such Grantor shall prepare and reasonably request to evidence such termination (and, as appropriate, redeliver certificates or other instruments representing or evidencing any of the Collateral).

Section 8.07 Limited Recourse. All amounts payable by the Borrower in respect of its obligations hereunder shall be recoverable only from and to the extent of the assets of the Borrower and any proceeds thereof. No recourse under any obligation of the borrower evidenced by this Agreement shall be had against any shareholder, officer or director of the Borrower, by the enforcement of any assessment or by any proceeding by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement evidences a corporate obligation of the Borrower and no personal liability shall attach to or be incurred by the shareholders, officers, agents or directors of the Borrower as such, or any of them under or by reason of any of the obligations evidenced by this Agreement, and that any and all personal liability for braches by the Borrower of any of such obligations, covenants or agreements, either at law or by statute or constitution, of every such shareholder, officer, agent or director is hereby expressly waived by the Collateral Agent and the Administrative Agent.

Section 8.08 Governing Law. THIS AGREEMENT, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE HEREOF, SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN § 5-1401 OF THE GENERAL OBLIGATIONS LAW).

Section 8.09 Jurisdiction. (a)  Each of the parties hereto irrevocably agrees that the courts sitting in the borough of Manhattan in the City of New York shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and, for such purposes, irrevocably submits to the jurisdiction of such courts. Each of the parties hereto irrevocably waives any objection which it might now or hereafter have to the federal U.S. or New York State courts located in New York, New York being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Agreement and agrees not to claim that any such court is not a convenient or appropriate forum. Each Non-U.S. Borrower Group Member agrees that the process by which any suit, action or proceeding is begun may be served on it by being delivered in connection with any suit, action or proceeding in the City of New York to National Registered Agents, Inc., with an office on the date hereof at 875 Third Avenue, Suite 501, New York, New York 10001, and each of them hereby appoints National Registered Agents, Inc. its designee, appointee and agent to receive, accept and acknowledge for and on its behalf such service of legal process.

(b)           Each Grantor hereby consents generally in respect of any legal action or proceeding arising out of or in connection with this Agreement to the giving of any relief or the issue of any process in connection with such action or proceeding, including the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such action or proceeding.

Section 8.10 Counterparts. This Agreement may be executed in two or more counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 8.11 Table of Contents, Headings, Etc. The Table of Contents and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.

Section 8.12 Effectiveness; Date of this Agreement. This Agreement shall be effective when executed and delivered by each party hereto.

Section 8.13 Administrative Agent Approvals. Whenever the Administrative Agent is permitted hereunder to exercise an approval right (or whenever it is stated that a certain matter must be satisfactory to the Administrative Agent), the Administrative Agent may exercise grant such approval (or find such matter satisfactory) without the consent of the Lenders.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its representative or officer thereunto duly authorized as of the date first above written.

AERFUNDING 1LIMITED

By:	Liam J. Meabe
	Name:	LIAM J. MEABE
	Title:	DIRECTOR

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Collateral Agent

By:	/s/ Eileen M. Hughes
	Name:	EILEEN M. HUGHES
	Title:	VICE PRESIDENT

By:	[ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	VICE PRESIDENT

UBS SECURTTIES LLC, as Administrative Agent

By:	/s/ Prakash Wadhwani
	Name:	Prakash Wadhwani
	Title:	Director

By:	/s/ Mostafiz Shahmohammed
	Name:	MOSTAFIZ SHAHMOHAMMED
	Title:	EXECUTIVE DIRECTOR

[Security Trust Agreement]

SCHEDULE I

Security Trust Agreement

PLEDGED STOCK

Percentage of
			Number of	Shares Issued
Stock Issuer	Par Value	Certificate No(s).	Shares Pledged	and Outstanding

PLEDGED MEMBERSHIP INTERESTS

Percentage of
Borrower	Certificate No.	Membership Interests

PLEDGED BENEFICIAL INTERESTS

All of the beneficial interests created in the trusts pursuant to each Trust Agreement listed on Schedule V attached hereto.

SCHEDULE II

Security Trust Agreement

NON-TRUSTEE ACCOUNT INFORMATION

NAME AND ADDRESS OF
NAME AND ADDRESS	NON-TRUSTEE
OF BANK	ACCOUNT HOLDER	ACCOUNT NUMBER

SCHEDULE III

Security Trust Agreement

TRADE NAMES

None

SCHEDULE IV
Security Trust Agreement

JURISDICTION OF ORGANIZATION, CHIEF PLACE OF BUSINESS
AND CHIEF EXECUTIVE OR REGISTERED OFFICE

Chief Executive Office, Chief Place of
Name of Grantor	Business and Registered Office, Jurisdiction
AerFunding 1 Limited	AerFunding 1 Limited
Clarendon House
2 Church Street
Hamilton, HM 11
Bermuda

[Other Grantors]

SCHEDULE V
Security Trust Agreement

TRUST AGREEMENTS

None

EXHIBIT A
Security Trust Agreement

RESERVED

EXHIBIT B-1
Security Trust Agreement

[FORM OF COLLATERAL SUPPLEMENT]

Deutsche Bank Trust Company Americas
60 Wall Street, 26th Floor
New York, NY  10005

Attention:  Trust and Securities Services/Structured Finance Services

[Date]

Attention:

Re:  Security Trust Agreement, dated as of April 26, 2006

Ladies and Gentlemen:

Reference is made to the Security Trust Agreement (the “Security Trust Agreement”), dated as of April 26, 2006 among AerFunding 1 Limited, a Bermuda company (the “Borrower”), the Borrower Subsidiaries listed on the signature pages of, or who otherwise become grantors under, the Security Trust Agreement (together with the Borrower, the “Grantors”), Deutsche Bank Trust Company Americas (“DBTCA”) as Collateral Agent, and UBS Securities LLC, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Security Trust Agreement.

The undersigned hereby delivers, as of the date first above written, the attached Annexes I and II pursuant to Section 2.18 of the Security Trust Agreement.

The undersigned Grantor hereby confirms that the property included in the attached Annexes constitutes part of the Collateral and hereby makes each representation and warranty set forth in Section 2.03 of the Security Trust Agreement (as supplemented by the attached Annexes) with respect to such property.

Attached are (i) a Control Agreement in substantially in the form approved in writing by each of the Transaction Agents from each Non-Trustee Account Bank at which each Non-Trustee Account included in the foregoing Collateral is maintained, (ii) where required with respect to any Assigned Document (other than an Assigned Lease) included in the foregoing Collateral, a Consent and Agreement in substantially the form of Exhibit D to the Security Trust Agreement from the counterparty thereto or, with respect to any Assigned Lease included in the foregoing Collateral, such consents, acknowledgements and/or notices as are called for under

Section 2.08(a) of the Security Trust Agreement and (iii) duly completed copies of Annexes I and II hereto.

2

This Collateral Supplement shall in all respects be governed by, and construed in accordance with, the internal substantive laws of the State of New York (without giving effect to conflicts of law principles thereof), including all matters of construction, validity and performance.

Very truly yours,

[NAME OF GRANTOR](1)

By:
Name:
Title:

Acknowledged and agreed to as of the date first above written:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
not in its individual capacity, but
solely as Collateral Agent

By:
Name:
Title:

(1)	If any Irish incorporated company is a party to this Agreement, use the following execution block:

“Signed Sealed and Delivered
by
the duly appointed attorney of
[ ]
in the presence of:”

3

ANNEX I
Collateral Supplement

PLEDGED STOCK

Percentage of
			Number of	Shares Issued
Stock Issuer	Par Value	Certificate No(s).	Shares Pledged	and Outstanding
100%

PLEDGED BENEFICIAL INTERESTS

Percentage of
Issuer	Certificate No.	Beneficial Interests

PLEDGED MEMBERSHIP INTERESTS(1)

Percentage of
Issuer	Certificate No.	Membership Interests

PLEDGED DEBT

Debt Issuer	Description of Debt	Date

ANNEX II
Collateral Supplement

NON-TRUSTEE ACCOUNT INFORMATION

NAME AND ADDRESS OF
NAME AND ADDRESS	NON-TRUSTEE
OF BANK	ACCOUNT HOLDER	ACCOUNT NUMBER

EXHIBIT B-2
Security Trust Agreement

[FORM OF GRANTOR SUPPLEMENT]

Deutsche Bank Trust Company Americas, as Collateral Agent
60 Wall Street, 26th Floor
New York, NY  10005
Attention:  Trust and Securities Services/Structured Finance Services

[Date]

Attention:

Re:  Security Trust Agreement, dated as of April 26, 2006

Ladies and Gentlemen:

Reference is made to the Security Trust Agreement (the “Security Trust Agreement”), dated as of April 26, 2006 among AerFunding 1 Limited, a Delaware statutory trust (the “Borrower”), the Borrower Subsidiaries listed on the signature pages of, or who otherwise become grantors under, the Security Trust Agreement (together with the Borrower, the “Grantors”), Deutsche Bank Trust Company Americas, a national banking association (“DBTCA”) as Collateral Agent, and UBS Securities LLC, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Security Trust Agreement.

The undersigned hereby agrees, as of the date first above written, to become a Grantor under the Security Trust Agreement as if it were an original party thereto and agrees that each reference in the Security Trust Agreement to “Grantor” shall also mean and be a reference to the undersigned.

To secure the Secured Obligations, the undersigned Grantor hereby assigns and pledges to the Collateral Agent for its benefit and the benefit of the Secured Parties, and hereby grants to the Collateral Agent for its benefit and the benefit of the Secured Parties, a security interest in, all of its right, title and interest in and to:

[To be completed as appropriate]

The undersigned Grantor hereby makes each representation and warranty set forth in Section 2.03 of the Security Trust Agreement (as supplemented by the attached Annexes) and hereby agrees to be bound as a Grantor by all of the terms and provisions of the Security Trust Agreement. Each reference in the Security Trust Agreement to the Pledged Stock, the Pledged Debt, the Pledged Beneficial Interests, the Pledged Membership Interests, the Security Collateral, the Beneficial Interest Collateral, the Membership Interest Collateral, the Bank Account Collateral, the Investment Collateral, the Assigned Agreement, the Assigned Agreement Collateral, the Aircraft Purchase Collateral, the Assigned Leases, the Service Provider Documents, the Servicing Collateral, the Lease Collateral, and the Assigned Documents shall be construed to include a reference to the corresponding Collateral hereunder.

Attached are (i) a Control Agreement in substantially in the form approved in writing by each of the Transaction Agents from each Non-Trustee Account Bank at which each Non-Trustee Account included in the foregoing Collateral is maintained, (ii) where required with respect to any Assigned Document (other than an Assigned Lease) included in the foregoing Collateral, a Consent and Agreement in substantially the form of Exhibit D to the Security Trust Agreement from the counterparty thereto or, with respect to any Assigned Lease included in the foregoing Collateral, such consents, acknowledgements and/or notices as are called for under Section 2.08(a) of the Security Trust Agreement, (iii) duly completed copies of Annexes I, II, III and IV hereto [and (iv) an Irish Share Mortgage] [insert if applicable].

2

This Grantor Supplement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

Very truly yours,

[NAME OF GRANTOR](1)

By:
Name:
Title:

Acknowledged and agreed to as of the date first above written:

DEUTSCHE BANK TRUST COMPANY AMERICAS,
not in its individual capacity, but
solely as Collateral Agent

By:
Name:
Title:

(1)	If any Irish incorporated company is a party to this Agreement, use the following execution block:

“Signed Sealed and Delivered
by
the duly appointed attorney of
[ ]
in the presence of:”

3

ANNEX I
Grantor Supplement

PLEDGED STOCK

Percentage of
			Number of	Outstanding
Stock Issuer	Par Value	Certificate No(s).	Shares	Shares
100%

PLEDGED BENEFICIAL INTERESTS

Percentage of
Issuer	Certificate No.	Beneficial Interests

PLEDGED MEMBERSHIP INTERESTS

Percentage of
Issuer	Certificate No.	Membership Interests

PLEDGED DEBT

Debt Issuer	Description of Debt	Date

ANNEX II
Grantor Supplement

NON-TRUSTEE ACCOUNT INFORMATION

NAME AND ADDRESS OF
NAME AND ADDRESS	NON-TRUSTEE
OF BANK	ACCOUNT HOLDER	ACCOUNT NUMBER

ANNEX III
Grantor Supplement

TRADE NAMES

ANNEX IV
Grantor Supplement

	CHIEF EXECUTIVE	CHIEF PLACE OF	REGISTERED
NAME OF GRANTOR	OFFICE	BUSINESS	OFFICE

EXHIBIT C
Security Trust Agreement

RESERVED

EXHIBIT D
Security Trust Agreement

FORM OF NOTICE AND ACKNOWLEDGMENT

EXHIBIT E
Security Trust Agreement

FORM OF IRISH SHARE MORTGAGE